EXHIBIT (10.3)

                      AMENDMENT NO. 9 TO CREDIT AGREEMENT
                      -----------------------------------

          This Amendment No. 9 to Credit Agreement is dated as of April 15, 1997, by and among Uni-Marts, Inc. (the "Borrower"), PNC Bank, National Association, CoreStates Bank, N.A. and The Sumitomo Bank, Limited, as the Banks, and PNC Bank, National Association, in its capacity as agent (the "Agent") for the Banks.

          WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Credit Agreement dated as of March 1, 1993, as amended by Amendment
No. 1 to Credit Agreement dated as of March 21, 1994, Amendment No. 2 to Credit Agreement dated as of July 1, 1994, Third Amendment to Credit Agreement dated as of October 26, 1994, Amendment No. 4 to Credit Agreement dated as of March 27, 1995, Amendment No. 5 dated as of December 26, 1995, Amendment No. 6 dated as of March 28, 1996, Amendment No. 7 dated as of December 31, 1996 and Amendment
No. 8 dated as of February 20, 1997 (as amended, the "Credit Agreement");

          WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings given to them in the Credit Agreement; and

          WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as herein set forth.

          NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1.01(a) to the Credit Agreement is hereby deleted in its entirety and a new Schedule 1.01(a) is inserted in lieu thereof in the form attached hereto.

          2. Exhibit D to the Credit Agreement (Form of Loan Request) is hereby deleted in its entirety and a new Exhibit D is inserted in lieu thereof in the form attached hereto.

          3. The defined terms "Term Loan-B Commitment," "Term Loan-B Commitment Fee," "Term Loan-B Maturity Date," "Term Loan-B Request Date," "Term Loans-B," "Term Notes-B," "Term Loan-C Commitment," "Term Loan-C Commitment Fee," "Term Loan-C Maturity Date," "Term Loan-C Request Date," "Term Loans-C," and "Term Notes-C" in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

          4. The defined terms "Commitment," "Fixed Charges," "Funded Capital Expenditures," "Loan Request," "Loans," "Notes," "Term Loan Base Rate Portion," and "Term Loan Euro-Rate Portion" in Section 1.01 of the Credit Agreement are hereby deleted in their entirety and the following are inserted in lieu thereof:

          Commitment shall mean as to any Bank, the aggregate of its Revolving Credit Commitment, Term Loan Commitment, Term Loan (Combined) Commitment and Commitments shall mean the aggregate of the Revolving Credit Commitments, Term Loan Commitments and Term Loan (Combined) Commitments of all of the Banks.




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
          Fixed Charges shall mean, for any period of determination, the sum of interest expense, income tax expense, dividend payments on capital stock (to the extent actually paid in cash), scheduled principal installments on Indebtedness (as adjusted for prepayments), capital expenditures and Rentals, in each case of the Borrower and its Subsidiaries, for such periods determined and consolidated in accordance with GAAP.

          Funded Capital Expenditures shall mean, for any period of determination, all capital expenditures of the Borrower and its Subsidiaries, determined and consolidated in accordance with GAAP, which are funded by Term Loans (Combined).

          Loan Request shall mean a request for Revolving Credit Loans made in accordance with Section 2.05 hereof or, with respect to any of the Loans, a request to select, convert to or renew a Euro-Rate Option in accordance with Section
          4.02 hereof.

          Loans shall mean all Revolving Credit Loans, Term Loans and Term Loans (Combined), collectively, and Loan shall mean any Revolving Credit Loan, Term Loan, Term Loan (Combined), separately.

          Notes shall mean the Revolving Credit Notes, the Term Notes and the Term Notes (Combined).

          Term Loan Base Rate Portion shall mean the portion of the Term Loans and Term Loans (Combined) bearing interest at any time under the Term Loan Base Rate Option.

          Term Loan Euro-Rate Portion shall mean the portion of the Term Loans and Term Loans (Combined) bearing interest at any time under the Term Loan Euro-Rate Option.

          5. The following defined terms are hereby inserted in alphabetical order in Section 1.01 of the Credit Agreement:

          Amendment No. 9 shall mean Amendment No. 9 to the Credit Agreement dated as of April 15, 1997, by and among the Borrower, the Agent and the Banks.

          Amendment No. 9 Closing Date shall mean the date on which all conditions to the effectiveness of Amendment No. 9 as set forth in Section 14 of Amendment No. 9 are satisfied.

          Amendment No. 9 Fee shall mean the fee paid by the Borrower to the Agent pursuant to Section 14(f) of this Amendment No. 9.

          Term Loan (Combined) Commitment shall mean, as to any Bank at any time, the amount initially set forth opposite its name on Schedule 1.01(a) hereto in the column labeled "Amount of Commitment for Term Loans (Combined)," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement to which such Bank is a party and Term Loan (Combined) Commitments shall mean the aggregate Term Loan (Combined) Commitments of all the Banks.

          Term Loan (Combined) Maturity Date shall mean December 31,
          1999.

          Term Loans (Combined) shall mean collectively all Term Loans (Combined) made by the Banks to the Borrower under
          Section 3.01(A) hereof, and Term Loan (Combined) shall mean separately any Term Loan (Combined) made by any Bank to the Borrower pursuant to Section 3.01(A) hereof.

          Term Notes (Combined) shall mean collectively all Term Notes (Combined) and Term Note (Combined) shall mean separately any Term Note (Combined) of the Borrower, in each case in the form of Exhibit A to Amendment
          No. 9 which evidence the Term Loans (Combined), together with all amendments, restatements, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

          6. Article III-B (Term Loans-B) and Article III-C (Term Loans-C) are hereby deleted in their entirety and a new Article III-A (Term Loans (Combined)) is hereby inserted immediately following Article III of the Credit Agreement as set forth on Schedule 1 hereto.

          7. Section 4.01 of the Credit Agreement is hereby amended by deleting "Term Loans, Term Loans-B or Term Loans-C" in the fifth line thereof, and inserting in lieu thereof "Term Loans or Term Loans (Combined)".

          8. Section 4.01(b) of the Credit Agreement is hereby amended by deleting "the Term Loans, the Term Loans-B or Term Loans-C" in the third line thereof and inserting in lieu thereof "the Term Loans and the Term Loans (Combined)".

          9. Clause (y) of Section 5.04 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

          (y) a statement indicating the application of the prepayment between the Revolving Credit Loans, the Term Loans and the Term Loans (Combined); and

          10. The third sentence of the last paragraph of Section 5.04 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

          All Term Loan and Term Loan (Combined) prepayments permitted pursuant to this Section 5.04 shall be applied to the unpaid installments of principal of the Term Loans or Term Loans (Combined), as the case may be, in the inverse order of scheduled maturities.

          11. Section 8.02(k) of the Credit Agreement (Capital Expenditures, Including Capitalized Leases) is hereby deleted in its entirety and the following is inserted in lieu thereof:

          (k) Capital Expenditures, Including Capitalized Leases. The Borrower shall not make any payments in the aggregate for any of the fiscal years set forth below on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a Capitalized Lease in excess of the following:

               Fiscal Year Ending       Aggregate Permitted Amount
               ------------------       --------------------------
               September 30, 1997            $12,000,000

               September 30, 1998            $ 4,000,000
               and each fiscal year
               thereafter


          12. Section 8.02(l) of the Credit Agreement (Minimum Fixed Charge Coverage Ratio) is hereby deleted in its entirety and the following is inserted in lieu thereof:

          (1) Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter for the four (4) fiscal quarters then ended to be less than the ratio set forth below for the period specified below:

                    Period                    Ratio
                    ------                    -----
               4/02/97 through 9/30/99       .90:1.0
               10/01/99 and thereafter       1.0:1.0

          Notwithstanding the foregoing, for the fiscal quarter ending 4/02/97 only, in calculating the Fixed Charge Coverage Ratio, Funded Capital Expenditures shall be excluded from the calculation of Consolidated Cash Flow From Operations and capital expenditures shall be excluded from the definition of Fixed Charges.

          13. Section 5.06 (Mandatory Prepayments) is hereby amended by deleting "the Term Loans then outstanding," in the fourth and fifth line thereof and inserting in lieu thereof "first the Term Loans (Combined) then outstanding and then the Term Loans then outstanding, in either case."

          14. The effectiveness of this Amendment No. 9 is expressly conditioned upon: (a) the Agent's receipt of counterparts of this Amendment
No. 9 duly executed by the Borrower and each of the Banks; (b) each of the Banks having received a duly executed Term Note (Combined) in the form of Exhibit A hereto; (c) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrower, dated the Amendment No. 9 Closing Date, certifying as to all action taken by the Borrower to authorize execution, delivery and performance of this Amendment No. 9; (d) a written opinion of Ballard Spahr Andrews & Ingersoll, counsel for the Borrower, dated the Amendment No. 9 Closing Date and in form and substance satisfactory to the Agent and its counsel as to such matters incident to the transactions contemplated hereby as the Agent may reasonably request; (e) receipt of waiver of any existing defaults by the holders of any other existing Indebtedness; and (f) the receipt by each of the Banks of an amendment fee in the amount of $25,000.00.

          15. The Borrower hereby represents to the Agent and the Banks that the representations and warranties of the Borrower contained in Article VI of the Credit Agreement remain true and accurate on and as of the date hereof; the Borrower has performed and is in compliance with all covenants in Article VIII or elsewhere in the Credit Agreement; and no Event of Default or Potential Default has occurred and is continuing.

          16. The Borrower hereby agrees to reimburse the Agents and the Banks on demand for all reasonable costs, expenses and disbursements relating to this Amendment No. 9 which are payable by the Borrower as provided in Sections
10.05 and 11.03 of the Credit Agreement.

          17. The Borrower, the Agent and the Banks intend and agree that, except as provided hereinabove, the Credit Agreement shall remain in full force and effect, without modification.

          18. This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without reference to its principles of conflicts of law.

          19. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 9 as of the date first above written.

                                       UNI-MARTS, INC.



                                       By: /S/ J. KIRK GALLAHER
                                           --------------------------------
                                       Title: Executive Vice President
                                              -----------------------------

                                       PNC BANK, NATIONAL ASSOCIATION,
                                       individually and as Agent



                                       By: /S/ LOUIS R. CESTELLO
                                           --------------------------------
                                       Title: Vice President
                                              -----------------------------

                                       CORESTATES BANK, N.A.



                                       By: /S/ PAUL S. PHILLIPS
                                           --------------------------------
                                       Title: Vice President
                                              -----------------------------

                                       THE SUMITOMO BANK, LIMITED



                                       By: /S/ THOMAS P. JOYCE
                                           --------------------------------
                                       Title: Vice President and Manager
                                              -----------------------------

                                       By: /S/ GEORGE J. CERMINARA
                                           --------------------------------
                                       Title: Vice President
                                              -----------------------------

                                  SCHEDULE 1

                                 ARTICLE III-A
                             TERM LOANS (COMBINED)
                             ---------------------

        3.01(A) Term Loan (Combined) Borrowings. Subject to the terms and conditions of the Credit Agreement and Amendment No. 9, and relying upon the representations and warranties of the Credit Agreement and Amendment No. 9, each Bank severally agrees to combine the outstanding term loans made pursuant to Amendment No. 5 and Amendment No. 7 into a term loan (combined) (collectively, the "Term Loans (Combined)") in the amount of such Bank's Term Loan (Combined) Commitment. The Term Loan (Combined) Commitments are not revolving credit commitments and the Borrower shall not have the right to borrow, repay and reborrow under this Section 3.01(A).

        3.02(A) Term Loan (Combined) Note. The obligation of the Borrower to repay the unpaid principal amount of the Term Loan (Combined) made to it by each Bank, together with interest thereon, shall be evidenced by a promissory note of the Borrower dated the Amendment No. 9 Closing Date in substantially the form attached to Amendment No. 9 as Exhibit A payable to the order of each Bank in the face amount of the outstanding Term Loan (Combined) Commitment of such Bank. The aggregate principal amount of the Term Notes (Combined) shall be payable in three (3) quarterly installments of Seven Hundred Fourteen Thousand Two Hundred Eight-Five Dollars ($714,285) on the last Business Day of each of March, June and September, 1999, with a final installment of Seventeen Million Eight Hundred Fifty-Seven Thousand One Hundred Forty-Five Dollars ($17,857,145) on the Term Loan (Combined) Maturity Date. The Term Notes (Combined) shall also be payable in full upon any acceleration of such Notes.

                                  SCHEDULE 1.01(a)
                                         TO
                                  CREDIT AGREEMENT


-----------------------------------------------------------------------------------


                                        Banks
                                        -----


                     Amount of        Amount of        Amount of
                     Commitment       Commitment       Commitment
                    for Revolving      for Term         for Term        Ratable
Bank              Credit Loan (US$)     Loans            Loans          Share %
----              -----------------     -----          (Combined)       -------
                                                       ----------
PNC Bank,           $4,500,000.00    $5,673,333.33    $6,666,666.68     33 1/3%
National
Association

CoreStates          $4,500,000.00    $5,673,333.33    $6,666,666.66     33 1/3%
Bank, N.A.

The Sumitomo        $4,500,000.00    $5,673,333.33    $6,666,666.66     33 1/3%
Bank, Limited
